EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Aspen Technology, Inc. (the “Company”) for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned President and Chief Executive Officer and Senior Vice President and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark E. Fusco	/s/ Bradley T. Miller
Mark E. Fusco	Bradley T. Miller
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer
Date: February 19, 2009	Date: February 19, 2009